EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying amended Quarterly Report on Form 10-QSB of Velocity Asset Management Inc. for the three months ended March 31, 2006, I, John C. Kleinert, Chief Executive Officer of Velocity Asset Management, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such amended Quarterly Report on Form 10-QSB for the three months ended March 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such amended Quarterly Report on Form 10-QSB for the three months ended March 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Velocity Asset Management, Inc.


                                       /s/ JOHN C. KLEINERT
                                       -----------------------------------------
                                       John C. Kleinert
                                       Chief Executive Officer

May 22, 2006

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